Significant accounting policies	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Significant accounting policies
Significant accounting policies
Consolidation
Our consolidated financial statements include the accounts of trivago and entities we control. All significant intercompany balances and transactions have been eliminated in consolidation. We deconsolidate entities from our results of operations on the day when we lose control. Further, the equity method of accounting is used for investments in associated companies in which we have a financial interest in but do not have control.
We record noncontrolling interest in our consolidated financial statements to recognize the minority ownership interest in our consolidated subsidiaries. Noncontrolling interest in the earnings and losses of consolidated subsidiaries represent the share of net income or loss allocated to members or partners in our consolidated entities, which includes the noncontrolling interest share of net income or loss from our redeemable noncontrolling interest entities and our noncontrolling interest in trivago GmbH; up and until the merger of trivago GmbH with and into trivago N.V. on September 7, 2017.
As discussed in Note 1, as a result of the corporate reorganization, trivago N.V. consolidates trivago GmbH and trivago GmbH is considered to be the predecessor to trivago N.V. for accounting and reporting purposes. As a result of the merger of trivago GmbH with and into trivago N.V. during 2017, as of December 31, 2017 there no longer remains a minority interest related to trivago GmbH classified as noncontrolling interest as a component of stockholders’ equity in our consolidated financial statements.
As of December 31, 2018 and December 31, 2017 all subsidiaries of the Company are wholly-owned. Throughout 2017 until the deconsolidation of myhotelshop, noncontrolling interests with shares redeemable at the option of the minority holders in myhotelshop have been included in redeemable noncontrolling interests. See Note 12 - Redeemable noncontrolling interests for further discussion.
Accounting estimates
We use estimates and assumptions in the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). Our estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of our consolidated financial statements. These estimates and assumptions also affect the reported amount of net income or loss during any period. Our actual financial results could differ significantly from these estimates. The significant estimates underlying our consolidated financial statements include revenue recognition, intangible assets and goodwill, redeemable noncontrolling interest, acquisition purchase price allocations, and share-based compensation.
Revenue recognition
Revenues are recognized when control of the promised goods or services is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those goods or services. We derive our revenues from the following streams:
Referral Revenue
Revenue relates to fees earned on the display of a customer‘s (advertiser‘s) link on the trivago website on a cost-per-click (CPC) basis. Revenue from click-through fees is recorded after the traveler makes the click-through to the related advertiser’s website. Control is deemed to have transferred at a point in time, being when the link or advertisement has been displayed and the click-through to the customer's website has occurred. The prices per click for an advertising campaign, which generally have a duration of one month or less, are negotiated in advance, thus, the amount to be recognized as revenue for the respective click is fixed and determinable when the performance obligation has been satisfied.
Most of our revenue is invoiced on a monthly basis after the performance obligation has been satisfied with payment terms between 10 to 90 days. For some advertisers we require prepayments.
Subscription Revenue
Revenue from subscription services is recognized ratably over the contract term, which is 12 months or less from the subscription commencement date. Customers may choose to be billed annually or monthly via SEPA or credit card. The price per subscription is fixed and determinable when the contract commences.
We consider ourselves principal in all our revenue transactions.
We do not have any unsatisfied performance obligations for contracts with an original expected length of one year or less and contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed. As permitted under ASC 606-10-55, we elected not to disclose the transaction price allocated to performance obligations expected to be satisfied in future periods.
Deferred revenue
Deferred revenue relates to advanced payments received for services provided in future periods, primarily related to subscription services. Deferred revenue changed from €8.9 million as of December 31, 2017 to €7.9 million as of December 31, 2018. During the year ended December 31, 2018, €8.0 million were recognized as revenue that were included in the beginning deferred revenue balance as of December 31, 2017.
Cost of revenue
Cost of revenue consists of expenses that are directly or closely correlated to revenue generation, including data center costs, salaries and share-based compensation for our data center operations staff and our customer service team who are directly involved in revenue generation. For the years ended December 31, 2016, 2017 and 2018 cost of revenue excludes €3.8 million, €0.1 million and €0.3 million, respectively, of amortization expense of acquired technology. For the years ended December 31, 2016, 2017 and 2018 cost of revenue excludes €1.4 million, €1.7 million and €3.0 million, respectively, of amortization expense related to internal use software and website development.
Cash and Cash Equivalents
Our cash and cash equivalents include cash and liquid financial instruments, primarily time deposit investments, with maturities of three months or less when purchased.
Restricted cash
Restricted cash primarily consists of funds held as guarantees in connection with corporate leases and funds held in escrow accounts in the event of default on corporate credit card statements. The carrying value of restricted cash approximates its fair value. As of December 31, 2017 and December 31, 2018, restricted cash was €2.7 million and €2.4 million, respectively. From the total balance as of December 31, 2018, €2.3 million is presented as other long-term assets based on the expected dates the restricted cash will be refunded or made available to the Company.
Accounts receivable
Accounts receivable are generally due within 10 to 90 days and are recorded net of an allowance for doubtful accounts. We determine our allowance by considering a number of factors, including the length of time trade accounts receivable are past due, previous loss history, a specific customer’s ability to pay its obligations to us, and the condition of the general economy and industry as a whole.
Property and equipment, net including software and website capitalization
We record property and equipment at cost, net of accumulated depreciation and amortization. We compute depreciation using the straight-line method over the estimated useful lives of the assets, which is generally three to five years for computer equipment, capitalized software and software development cost and furniture and other equipment, and 39 years for buildings. We amortize leasehold improvements using the straight-line method, over the shorter of the estimated useful life of the improvement or the remaining term of the lease.
In June 2015, we signed a contract to build our new corporate headquarters in Düsseldorf, Germany. We were deemed to be the accounting owner of the premises during the construction period under build-to-suit lease accounting guidance under ASC 840. Therefore, a construction-in-progress asset and a related construction financing obligation were recorded on our consolidated balance sheets up until the move-in date. The amounts that the Company has paid or incurred for normal tenant improvements and structural improvements had also been recorded as part of the construction-in-progress asset. After we moved into our new headquarters in June 2018, we have capitalized the amounts incurred related to the construction cost and normal tenant improvements to property and equipment, which are amortized using the straight-line method, over the shorter of the estimated useful life of the improvement or the remaining term of the lease. At the date of the move in, it was determined that the sale-leaseback guidance was not met, resulting in our accounting for the lease as a financing obligation as further explained in the “Leases” section below.
Certain direct development costs associated with website and internal-use software are capitalized during the application development stage. Capitalized costs include external direct costs of services and payroll costs (including share-based compensation). The payroll costs are for employees devoting time to the software development projects principally related to website and mobile app development, including support systems, software coding, designing system interfaces and installation and testing of the software. These costs are recorded as property and equipment and are generally amortized over a period of three years beginning when the asset is ready for use. Costs incurred for enhancements that are expected to result in additional features or functionality are capitalized and amortized over the estimated useful life of the enhancements, which is generally a period of three years. Costs incurred during the preliminary project stage, as well as maintenance and training costs, are expensed as incurred.
Certain acquired software licenses and implementation costs are capitalized during the implementation stage. Capitalized costs include the license fee, external direct costs of services provided in regards to the implementation and customization of the software, and internal payroll costs for employees involved with the implementation process. These costs are recorded as property and equipment and are amortized over the license term when the asset is ready for use. Costs incurred during the preliminary project stage, as well as maintenance and training costs, are expensed as incurred.
Leases
We lease office space in several countries under non-cancellable lease agreements. We generally lease our office facilities under operating lease agreements. We recognize rent expense on a straight-line basis over the lease period. Any lease incentives are recognized as reductions of rental expense on a straight-line basis over the term of the lease. The lease term begins on the date we become legally obligated for the rent payments or when we take possession of the office space, whichever is earlier. Additionally we have entered into subleases for unoccupied leased office space. We recognize sublease payments on a straight-line basis over the term of the sublease.
We establish assets and liabilities for the estimated construction costs incurred under lease arrangements where we are considered the owner for accounting purposes only, or build-to-suit leases, to the extent that we are involved in the construction of structural improvements or take construction risk prior to commencement of a lease.
The contractual lease agreement for our new campus in Düsseldorf triggered build-to-suit treatment under U.S. GAAP during the construction period of both buildings. We moved into the first building in June 2018, at which point it was determined that the sale-leaseback guidance was not met, resulting in our accounting for the lease as a financing obligation. We have bifurcated our lease payments relating to the premises into a portion that is allocated to the building (a reduction of the financing obligation) and a portion that is allocated to the land on which the building was constructed. The portion of the lease obligations allocated to the land is treated as an operating lease that commenced in July 2015. For the years ended December 31, 2016, 2017 and 2018, we have recorded €1.7 million, €1.7 million and €1.8 million respectively, of land rent expense in connection with this lease. Until our move-in in June 2018, our non-cash land expense was entirely classified as general and administrative expense. Since our move, we have been allocating these expenses to all of our operating costs. Depreciation on the building commenced upon construction completion, resulting in €1.6 million of depreciation expense for the year ended December 31, 2018, of which the majority is recorded as technology and content expense. The second building relating to our campus remains under construction at December 31, 2018 and is accounted for as a build-to-suit.
Business combinations
We assign the value of the consideration transferred to acquire a business to the tangible assets and identifiable intangible assets acquired and liabilities assumed on the basis of their fair values at the date of acquisition. Any excess purchase price over the fair value of the net tangible and intangible assets acquired is allocated to goodwill. When determining the fair values of assets acquired and liabilities assumed, management makes significant estimates and assumptions, especially with respect to intangible assets. Critical estimates in valuing certain intangible assets include but are not limited to future expected cash flows from customer relationships and discount rates. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates.
Recoverability of goodwill and indefinite-lived intangible assets
Goodwill is assigned to our three reporting units, which correspond to our three operating segments, on the basis of their relative fair values as of the date of change in reporting units. We assess goodwill and indefinite-lived assets, neither of which are amortized, for impairment annually in the fourth quarter of the year, or more frequently, if events and circumstances indicate that an impairment may have occurred. In the evaluation of goodwill for impairment, we typically first perform a qualitative assessment to determine whether it is more likely than not that the fair value of each reporting unit is less than its carrying amount, followed by performing a quantitative assessment by comparing the fair value of the reporting unit to the carrying value, if necessary. Effective October 1, 2017, we prospectively adopted accounting guidance that simplified our goodwill impairment testing by eliminating the requirement to calculate the implied fair value of goodwill (formerly "Step 2") in the event an impairment is identified. Instead, an impairment charge is recorded based on the excess of the reporting unit's carrying amount over its fair value.
We generally base the measurement of fair value of our three reporting units on a blended analysis of the present value of future discounted cash flows and market valuation approach. The discounted cash flows model indicates the fair value of the reporting unit based on the present value of the cash flows that we expect the reporting unit to generate in the future. Our significant estimates in the discounted cash flows model include our weighted average cost of capital, long-term rate of growth and profitability of our business. The market valuation approach indicates the fair value of the business based on a comparison of the reporting unit to comparable publicly traded firms in similar lines of business. Our significant estimates in the market approach model include identifying similar companies with comparable business factors, such as size, growth, profitability, risk and return on investment and assessing comparable revenue and operating income multiples in estimating the fair value of the reporting unit.
We believe the weighted use of discounted cash flows and market approach is the best method for determining the fair value of our reporting units because these are the most common valuation methodologies used within the travel and Internet industries; and the blended use of both models compensates for the inherent risks associated with either model if used on a stand-alone basis.
In addition to measuring the fair value of our reporting units as described above, we consider the combined fair values of our reporting units in relation to the company’s total fair value.
In our evaluation of our indefinite-lived intangible assets, we typically first perform a qualitative assessment to determine whether the fair value of the indefinite-lived intangible assets is more likely than not impaired. If so, we perform a quantitative assessment and an impairment charge is recorded for the excess of the carrying value of the indefinite-lived intangible assets over the fair value. We base our measurement of the fair value of our indefinite-lived intangible assets, which consist of trade name, trademarks, and domain names using the relief-from-royalty method. This method assumes that the trade name and trademarks have value to the extent that their owner is relieved of the obligation to pay royalties for the benefits received from them. As with goodwill, periodically, we may choose to forgo the initial qualitative assessment and perform a quantitative analysis in our annual evaluation of indefinite-lived intangible assets.
Recoverability of intangible assets with definite lives and other long-lived assets
Intangible assets with definite lives and other long-lived assets are carried at cost and are amortized on a straight-line basis over their estimated useful lives of generally less than seven years. We review the carrying value of long-lived assets or asset groups, including property and equipment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. Factors that would necessitate an impairment assessment include a significant adverse change in the extent or manner in which an asset is used, a significant adverse change in legal factors or the business climate that could affect the value of the asset, or a significant decline in the observable market value of an asset, among others. If such facts indicate a potential impairment, we would assess the recoverability of an asset group by determining if the carrying value of the asset group exceeds the sum of the projected undiscounted cash flows expected to result from the use and eventual disposition of the assets over the remaining economic life of the primary asset in the asset group. If the recoverability test indicates that the carrying value of the asset group is not recoverable, we will estimate the fair value of the asset group using appropriate valuation methodologies, which would typically include an estimate of discounted cash flows. Any impairment would be measured as the difference between the asset group’s carrying amount and its estimated fair value.
Income taxes
We record income taxes under the liability method. Deferred tax assets and liabilities reflect our estimation of the future tax consequences of temporary differences between the carrying amounts of assets and liabilities for book and tax purposes. We determine deferred income taxes based on the differences in accounting methods and timing between financial statement and income tax reporting. Accordingly, we determine the deferred tax asset or liability for each temporary difference based on the enacted tax rates expected to be in effect when we realize the underlying items of income and expense. We consider many factors when assessing the likelihood of future realization of our deferred tax assets, including our recent earnings experience by jurisdiction, expectations of future taxable income, and the carryforward periods available to us for tax reporting purposes, as well as other relevant factors. We may establish a valuation allowance to reduce deferred tax assets to the amount we believe is more likely than not to be realized. Due to inherent complexities arising from the nature of our businesses, future changes in income tax law, tax sharing agreements or variances between our actual and anticipated results of operations, we make certain judgments and estimates. Therefore, actual income taxes could materially vary from these estimates.
We account for uncertain tax positions based on a two-step process of evaluating recognition and measurement criteria. The first step assesses whether the tax position is more likely than not to be sustained upon examination by the tax authority, including resolution of any appeals or litigation, based on the technical merits of the position. If the tax position meets the more likely than not criteria, the portion of the tax benefit greater than 50% likely to be realized upon settlement with the tax authority is recognized in the financial statements. Interest and penalties related to uncertain tax positions are classified in the financial statements as a component of income tax expense.
Presentation of taxes in the statements of operations
We present taxes that we collect from advertisers and remit to government authorities on a net basis in our consolidated statements of operations.
Foreign currency translation and transaction gains and losses
The consolidated Financial Statements have been prepared in euros, the reporting currency. Certain of our operations outside of the Eurozone use the local currency as their functional currency. We translate revenue and expense at average exchange rates during the period and assets and liabilities at the exchange rates as of the consolidated balance sheet dates and include such foreign currency translation gains and losses as a component of other comprehensive income. Due to the nature of our operations and our corporate structure, we also have subsidiaries that have significant transactions in foreign currencies other than their functional currency. We record transaction gains and losses in our consolidated statements of operations related to the recurring remeasurement and settlement of such transactions.
Advertising expense
We incur advertising expense consisting of offline costs, including television and radio advertising, as well as online advertising expense to promote our brands. A significant portion of traffic from users is directed to our websites through our participation in display advertising campaigns on search engines, advertising networks, affiliate websites and social networking sites. We consider traffic acquisition costs to be indirect advertising fees. We expense the production costs associated with advertisements in the period in which the advertisement first takes place. We expense the costs of communicating the advertisement (e.g., television airtime) as incurred each time the advertisement is shown. These costs are included in selling and marketing expense in our consolidated statements of operations. For the years ended December 31, 2016, 2017 and 2018, our advertising expense was €623.5 million, €884.7 million and €732.5 million, respectively. As of December 31, 2017 and 2018, we had €12.6 million and €6.3 million, respectively, of prepaid marketing expenses included in prepaid expenses and other current assets.
Share-based compensation
Share-based compensation included in our consolidated financial statements relates to certain outstanding trivago employee options replaced with new trivago employee option awards exercisable into trivago Class A shares, in connection with the controlling-interest acquisition of trivago by the Expedia Group (formerly Expedia, Inc.) in 2013. During 2017 and 2018, there were additional awards granted in connection with the Omnibus Incentive Plan to employees of trivago.
The fair value of share options accounted for as equity settled transactions is measured at the grant date using the Black-Scholes option pricing model. The valuation model incorporates various assumptions including expected volatility of equity, expected term and risk-free interest rates. As we do not have a trading history relatable to the expected term of our awards, the expected share price volatility for our Class A shares was estimated by taking the median historic price volatility for industry peers based on daily price observations over a period commensurate to the expected term. Prior to the IPO, we previously based our expected term assumptions on the terms and conditions of the employee share option agreements, and scheduled exercise windows. Post-IPO, we have used the simplified method in determining the term by using the midpoint between the vesting date and the end of the contractual term to estimate the term for all option grants subsequent of the IPO. The simplified method was used as we do not have sufficient relatable historical term data available. Prior to the IPO, the share price assumption used in the model is based upon a valuation of trivago’s shares as of the grant date utilizing a blended analysis of the present value of future discounted cash flows and a market valuation approach. Subsequent to the IPO, the share price assumption used in the model is based our publicly traded share price on the date of grant. We amortize the fair value to the extent the awards qualify for equity treatment, over the vesting term on a straight-line basis. The majority of our share options are service-based awards which vest between one and three years and have contractual terms that align with prescribed liquidation windows.
We have performance-based share options which vest upon achievement of certain company-based performance conditions and service conditions. On the date of grant, we determine the fair value of the performance-based award using the Black-Scholes option pricing model. The awards are then assessed to determine the probability of the award vesting. If assessed as probable, we record compensation expense for these awards over the total performance and service period using the accelerated method. At each reporting period, we reassess the probability of achieving the performance targets, which requires judgment, and to the extent actual results or updated estimates differ from our current estimates, the cumulative effect on current and prior periods of those changes will be recorded in the period estimates are revised, or the change in estimate will be applied prospectively depending on whether the change affects the estimate of total compensation cost to be recognized. The ultimate number of shares issued and the related compensation expense recognized will be based on a comparison of the final performance metrics to the specified targets. As at December 31, 2018, there were no awards remaining subject to a performance target condition to be determined in a future period.
In 2018, Restricted Stock Units (RSUs), which are stock awards entitling the holder to shares of common stock as the award vests, were granted. The RSUs are service-based awards which vest between one and three years. We measure the value of RSUs at fair value based on the number of shares granted and the quoted price of our common stock at the date of grant. We amortize the fair value, net of actual forfeitures, as stock-based compensation expense over the vesting term on a straight-line basis.
Prior to the IPO, we classified certain employee option awards as liabilities when we deemed it not probable that the employees holding the awards would bear the risks and rewards of stock ownership for a reasonable period of time. We remeasured these instruments at fair value at the end of each reporting period using a Black-Scholes option pricing model which relied upon an estimate of the fair value of trivago’s shares as of the reporting date which was determined using a blended approach as discussed above. Upon settlement of these awards, our total share-based compensation expense recorded from grant date to settlement date was equal the settlement amount. Upon the IPO, all liability classified awards were reclassified to equity settled awards. For the years ended December 31, 2017 and 2018, we had no option awards classified as liabilities.
We recognize the effect of forfeitures in the period that the award was forfeited.
Fair value recognition, measurement and disclosure
The carrying amounts of cash and restricted cash reported on our consolidated balance sheets approximate fair value as we maintain them with various high-quality financial institutions. The accounts receivable are short-term in nature and their carrying value generally approximates fair value.
We disclose the fair value of our financial instruments based on the fair value hierarchy using the following three categories:
Level 1 - Valuations based on quoted prices for identical assets and liabilities in active markets.
Level 2 - Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.
Level 3 - Valuations based on unobservable inputs reflecting the Company’s own assumptions, consistent with reasonably available assumptions made by other market participants. These valuations require significant judgment.
Certain risks and concentration of credit risk
Our business is subject to certain risks and concentrations including dependence on relationships with advertisers, dependence on third-party technology providers, and exposure to risks associated with online commerce security. Our concentration of credit risk relates to depositors holding the Company's cash and customers with significant accounts receivable balances.
Our customer base includes primarily online travel agencies and hoteliers. We perform ongoing credit evaluations of our customers and maintain allowances for potential credit losses. We generally do not require collateral or other security from our customers. Expedia Group, our controlling shareholder, and its affiliates accounted for 36% of our total revenue for each of the years ended December 31, 2016, 2017 and 2018, respectively, and 47% and 41%, respectively, of total accounts receivable as of December 31, 2017 and 2018. Booking Holdings and its affiliates represent 43%, 44% and 39%, respectively, of revenues for the years ended December 31, 2016, 2017 and 2018 and 28% and 35%, respectively, of total accounts receivable as of December 31, 2017 and 2018.
Contingent liabilities
From time to time, we may be involved in various claims and legal proceedings relating to claims arising out of our operations, as discussed further in Note 16 - Commitments and contingencies. Periodically, and at year end, we review the status of all significant outstanding matters to assess the potential financial exposure. When (i) it is probable that an asset has been impaired or a liability has been incurred and (ii) the amount of the loss can be reasonably estimated, we record the estimated loss in our consolidated statements of operations. We provide disclosure in the notes to the consolidated financial statements for loss contingencies that do not meet both of these conditions if there is a reasonable possibility that a loss may have been incurred that would be material to the financial statements. Significant judgment is required to determine the probability that a liability has been incurred and whether such liability is reasonably estimable. We base accruals made on the best information available at the time, which can be highly subjective. The final outcome of these matters could vary significantly from the amounts included in the accompanying consolidated financial statements.
Adoption of new accounting pronouncements
Revenue from Contracts with Customers. As of January 1, 2018, we adopted ASU 2014-09 amending revenue recognition guidance using the modified retrospective method for contracts with completion dates subsequent to January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented in accordance with the new guidance, while prior period amounts are not adjusted and continue to be reported in accordance with our historic accounting policies.
The adoption of the new guidance did not result in a cumulative adjustment to the opening retained earnings balance as of January 1, 2018, and it did not have a material impact to our consolidated financial statements as of and for the year ended December 31, 2018 or on how we recognize revenue.
Statement of Cash Flows. As of January 1, 2018, we adopted ASU 2016-15 and ASU 2016-18 which clarify how companies present and classify certain cash receipts and cash payments as well as the presentation of restricted cash in the statement of cash flows. Upon adoption, we retrospectively adjusted the prior periods presented in our statement of cash flows. The most significant impact of the adoption was the inclusion of those amounts deemed to be restricted cash and cash equivalents in our cash and cash-equivalent balances in the consolidated statement of cash flows.
Intra-entity Transfers of Assets Other Than Inventory. As of January 1, 2018, we adopted ASU 2016-16 amending the accounting for income taxes associated with intra-entity transfers of assets other than inventory. This new guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs rather than our historical practice of deferring and amortizing the tax consequence over a specified period of time. The adoption of this new guidance resulted in an adjustment to retained earnings of €143 thousand, with an offset against our deferred tax balance.
Definition of a Business. As of January 1, 2018, we adopted ASU 2017-01 that clarifies the definition of a business for determining whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The standard must be applied prospectively and will impact how we assess acquisitions (or disposals) of assets or businesses. The adoption of this new guidance did not have a material impact to our consolidated financial statements.
Stock Compensation. As of January 1, 2018, we adopted ASU 2017-09, which clarifies which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. The adoption of this new guidance did not have a material impact to our consolidated financial statements.
Non-employee Share-based Payment Arrangements. In June 2018, the FASB issued ASU 2018-07, which expands the scope of Topic 718 to include share-based payment transactions for acquiring goods and services from nonemployees. ASU 2018-07 also clarifies that Topic 718 does not apply to share-based payments used to effectively provides (1) financing to the issuer or (2) awards granted in conjunction with selling goods or services to customers as part of a contract accounted for under Revenue from Contracts with Customers (Topic 606). ASU 2018-07 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. We elected to early adopt the new guidance in the second quarter of 2018, which requires us to reflect any adjustments as of January 1, 2018, the beginning of the annual period that includes the interim period of adoption. The primary impact of the adoption was to treat share-based compensation awarded to non-employees as equity awards and not option liabilities. Prior to adoption, we did not have material share-based compensation awards to non-employees; therefore, the adoption of this new guidance did not have a material impact to our consolidated financial statements.
Recognition and Measurement of Financial Instruments. In January 2016, the FASB issued ASU 2016-01 that provides new guidance related to accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. In February 2018, the FASB issued ASU 2018-03, which provides technical corrections and improvements related to ASU 2016-01. We have adopted the new guidance on January 1, 2018. The adoption of this new guidance did not have a material impact to our consolidated financial statements.
Codification Improvements. In July 2018, the FASB issued ASU 2018-09, which does not prescribe any new accounting guidance, but instead makes minor improvements and clarifications of several different Financial Accounting Standards Board Accounting Standards Codification areas based on comments and suggestions made by various stakeholders. Certain updates are applicable immediately while others provide for a transition period to adopt in fiscal years beginning after December 15, 2018. We adopted the new guidance in the second quarter of 2018. The adoption of this new guidance did not have a material impact to our consolidated financial statements.
Recent accounting pronouncements not yet adopted
Leases. In February 2016, the FASB issued ASU 2016-02, that provides new guidance related to accounting and reporting guidelines for leasing arrangements. The new guidance requires entities that lease assets to recognize assets and liabilities on the balance sheet related to the rights and obligations created by those leases regardless of whether they are classified as finance or operating leases. Consistent with current guidance, the recognition, measurement, and presentation of expenses and cash flows arising from a lease primarily will depend on its classification as a finance or operating lease. The guidance also requires new disclosures to help financial statement users better understand the amount, timing and uncertainty of cash flows arising from leases. This guidance is effective for annual and interim reporting periods beginning after December 15, 2018. We will adopt this guidance on January 1, 2019 and will elect certain available practical expedients under the transition guidance, including the transition package expedients but excluding the hindsight practical expedient. Additionally, we have elected the optional transition method that allows for a cumulative-effect adjustment in the period of adoption and will not restate prior periods. Based on our lease portfolio as of December 31, 2018, upon adoption we anticipate recording on our consolidated balance sheet right-of use assets of approximately €104 million (representing right-of use asset of approximately €106 million net of approximately €2 million of existing lease incentives and deferred rent) as well as operating lease liabilities of approximately €106 million with no material impact to our consolidated statements of operations or cash flows. Additionally, we will remove the assets and liabilities previously recorded pursuant to build-to-suit lease guidance resulting in an expected increase to retained earnings of less than €10 million.
Measurement of Credit Losses on Financial Instruments. In June 2016, the FASB issued ASU 2016-13, which changes the guidance related to the measurement of credit losses for financial assets measured at amortized cost, including accounts receivable, and available-for-sale debt securities. The new guidance replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. This update is effective for annual periods beginning after December 15, 2019, including interim periods within those annual periods. We are in the process of evaluating the impact of adopting this new guidance on our consolidated financial statements; however, we currently do not expect a material impact.
Cloud Computing Arrangements. In August 2018, the FASB issued ASU 2018-15, which provides additional guidance on the accounting for implementation costs incurred for a cloud computing arrangement that is a service contract. The amendments in the standard align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal use software license). Costs for implementation activities in the application development stage are capitalized depending on the nature of the costs, while costs incurred during the preliminary project and post implementation stages are expensed as the activities are performed. The additional guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within that fiscal year. We are in the process of evaluating the impact of adopting this new guidance on our consolidated financial statements.
Fair Value Measurements. In August 2018, the FASB issued ASU 2018-13, which is applicable to all entities that are required under existing GAAP to make disclosures about recurring or nonrecurring fair value measurements. The standard removes, modifies, and adds certain disclosure requirements in ASC 820, Fair Value Measurement and is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. We are in the process of evaluating the impact of adopting this new guidance on our consolidated financial statements, however, we currently do not expect a material impact.